Dreyfus Tax Sensitive Total Return Bond Fund
Summary Prospectus February 21, 2014	Class	Ticker
	A C I Y	DSDAX DSDCX SDITX SDYTX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 21, 2014 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks high after-tax total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 15 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.40	.40	.40	.40
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.49	.50	.21	.18
Total annual fund operating expenses	.89	1.65	.61	.58
Fee waiver and/or expense reimbursement**	(.19)	(.20)	(.16)	(.13)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.70	1.45	.45	.45

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until February 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after February 1, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

6935SP0214

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$537	$721	$921	$1,497
Class C	$248	$501	$878	$1,938
Class I	$46	$179	$324	$747
Class Y	$46	$173	$311	$713

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$537	$721	$921	$1,497
Class C	$148	$501	$878	$1,938
Class I	$46	$179	$324	$747
Class Y	$46	$173	$311	$713

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 35.03% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics). The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds and may invest, without limitation, in municipal bonds, the income from which is subject to the federal alternative minimum tax. The fund invests principally in the following:

• municipal bonds;

• bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities;

• corporate bonds;

• mortgage-related securities;

• asset-backed securities; and

• bonds of foreign governments and companies (limited to up to 15% of the fund's assets, including emerging market bonds).

The fund also may invest in money market instruments and other short-term debt instruments.

The fund invests principally in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, determined to be of comparable quality by the fund's subadviser. The fund is permitted to invest up to 25% of its assets, in the aggregate, in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or, if unrated, determined to be of comparable quality by the fund's subadviser, with up to 15% of the fund's assets in such securities that are taxable and up to 10% of its assets in such securities that are tax exempt.

The fund's portfolio managers seek relative value opportunities within the municipal bond market and to selectively invest in taxable securities that may offer the potential to enhance after-tax total return and/or reduce volatility. In selecting securities, the portfolio managers use a combination of fundamental credit analysis and macro-economic and quantitative inputs. The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) investing in various sectors based on apparent relative values.

Dreyfus Tax Sensitive Total Return Bond Fund Summary	2

The fund generally maintains an effective portfolio duration of seven years or less. The fund does not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual bonds the fund may purchase. Duration is an estimate of the sensitivity of the price (the value of the principal) of a fixed-income security to a change in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. Bonds rated investment grade when purchased by the fund may subsequently be downgraded.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's fixed-income portfolio, the more the fund's share price is likely to react to interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Dreyfus Tax Sensitive Total Return Bond Fund Summary	3

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Value investing risk. Value investing involves the risk that investments may never reach their value, either because the market fails to recognize their intrinsic worth or the expected value was misgauged. These investments also may decline in price even though in theory they are already undervalued.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. The fund changed its investment strategy on February 21, 2014. Prior to that date, the fund invested in investment grade municipal bonds that provide income exempt from federal personal income tax. Different investment strategies may lead to different performance results. The fund's performance for periods prior to February 21, 2014 reflects the investment strategy in effect prior to that date. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q3, 2009: 6.08% Worst Quarter Q4, 2010: -2.55%

After-tax performance is shown only for Class I shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the

Dreyfus Tax Sensitive Total Return Bond Fund Summary	4

after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class A and C shares, periods prior to March 31, 2009 and, for the fund's Class Y shares, periods prior to July 1, 2013, reflect the performance of the fund's Class I shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and C shares for such periods would have been lower.

Average Annual Total Returns (as of 12/31/13)
Class (Inception Date)	1 Year	5 Years	10 Years
Class I (11/2/92) returns before taxes	-0.56%	5.03%	3.70%
Class I returns after taxes on distributions	-0.56%	4.96%	3.66%
Class I returns after taxes on distributions and sale of fund shares	0.72%	4.75%	3.63%
Class A (3/31/09) returns before taxes	-5.26%	3.74%	3.06%
Class C (3/31/09) returns before taxes	-2.48%	3.96%	3.17%
Class Y (7/1/13) returns before taxes	-0.53%	5.04%	3.70%
Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond® Index reflects no deduction for fees, expenses or taxes	-0.25%	4.51%	4.00%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus) and the fund's subadviser is Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Christine L. Todd, Thomas Casey, Daniel Rabasco and Mountaga Aw are the fund's primary portfolio managers, positions they have held since May 2001, April 2010, February 2014 and February 2014, respectively. Ms. Todd is president of Standish, the director of Standish's tax exempt fixed-income department and a portfolio manager of tax exempt bond portfolios for Standish's institutional and individual clients. Mr. Rabasco is the chief investment officer for tax sensitive fixed-income at Standish. Messrs. Casey and Aw are senior portfolio managers for tax sensitive strategies at Standish.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

Dividends paid by the fund will be exempt from federal income taxes to the extent such dividends are derived from interest paid on municipal obligations. However, other fund distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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